                                                                    EXHIBIT 10.7

                         INDEPENDENT AUDITORS' CONSENT

To the Board of Directors of
MMC SITTIPOL COMPANY LIMITED

    We consent to incorporation by reference in the registration statement on Form F-3 (No. 333-13160) of DaimlerChrysler North America Holding Corporation and the registration statements of Form S-8 (Nos. 333-5074, 333-7082, 333-8998, 333-86934 and 333-86936) of DaimlerChrysler AG of our report dated 8
March 2002, with respect to the consolidated balance sheet of MMC SITTIPOL COMPANY LIMITED as of 31 December 2001, and the related consolidated statements of earnings, changes in shareholders' equity and cash flows for the year then ended, which report appears in the 31 December 2001, annual report on Form 20-F/A of DaimlerChrysler AG.

                                               Ernst Young
                                               Ernst & Young Office Limited

                                               Bangkok, Thailand

:25 September 2002